LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

Lincoln S&P 500 Buffer Fund Feb

Lincoln S&P 500 Ultra Buffer Fund Feb

(the “Funds”)

Supplement Dated February 11, 2022

to each Fund’s Prospectus and Summary Prospectus Dated August 3, 2021

This Supplement provides certain information about the Funds. You may obtain a copy of each Fund’s Prospectus or Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus or Summary Prospectus.

As described in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return Cap that represents the maximum percentage return an investor can achieve from an investment in each Fund for an Outcome Period. Each Fund will commence its initial Outcome Period on or about February 18, 2022 (“Commencement Date”) and the initial Outcome Period of each Fund will end on or about February 17, 2023. The Outcomes for the Funds will be based upon the S&P 500 Price Return Index. As of February 10, 2022, each Fund’s Cap is expected to fall within the range set forth below:

FUND NAME	ESTIMATED CAP RANGE
Lincoln S&P 500 Buffer Fund Feb	10.39% to 13.26% before Fund expenses (9.69% to 12.56% after Fund expenses for Standard Class) (9.34% to 12.21% after Fund expenses for Service Class)
Lincoln S&P 500 Ultra Buffer Fund Feb	5.89% to 8.00% before Fund expenses (5.19% to 7.30% after Fund expenses for Standard Class) (4.84% to 6.95% after Fund expenses for Service Class)

Each Fund’s Cap will be finally determined on the Commencement Date. A supplement to each Fund’s Prospectus will be filed on or about the Commencement Date to provide each Fund’s actual Cap information.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR IMPORTANT RECORDS